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Shareowner Services™ P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

LEE ENTERPRISES, INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS February 19, 2014 9:00 a.m. (CST)
Lee Enterprises Corporate Offices Fourth Floor 201 N. Harrison St. Davenport, IA 52801

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on February 19, 2014.

Notice is hereby given that the Annual Meeting of Stockholders of Lee Enterprises, Incorporated will be held at 201 N. Harrison St., Fourth Floor, Davenport, IA on February 19, 2014 at 9:00 a.m. (CST).

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Instructions on how to attend the Lee Enterprises, Incorporated 2014 Annual Meeting are available in the Proxy Statement which can be viewed at www.ematerials.com/lee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Your vote is important.

The Proxy Statement and 2013 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.ematerials.com/lee.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before February 8, 2014 to facilitate timely delivery.

Only stockholders who owned stock at the close of business on the record date, December 27, 2013, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. You will be given a ballot when you arrive.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.	To elect three Directors for terms of three years
	01 Richard R. Cole	02 Nancy S. Donovan	03 Leonard J. Elmore
2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm;
3.	To consider and act upon a proposal to amend the 1996 Stock Plan for Non-Employee Directors (as amended and restated in 2010);
4.	To consider and act upon a proposal to amend and restate the Incentive Compensation Program; and
5.	To approve, by non-binding vote, the Company’s compensation of its executive officers (the "Say-On-Pay" vote).
YOUR PROXY when properly executed will be voted as directed or, if no direction is given and on such other business as may properly come before the Annual Meeting or any adjournment thereof, will be voted as the Board recommends or otherwise determines in its discretion.

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:

www.eproxy.com/lee
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CST) on February 18, 2014.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Mail: You can vote by mail by calling in to request a paper copy of the materials, which will include a voting instruction form.
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To request paper copies of the proxy materials, which include the proxy card, proxy statement and Annual Report on Form 10-K, please contact us via:
Internet - Access the Internet and go to www.ematerials.com/lee . Follow the instructions to log in, and order copies.

Telephone - Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us an email at ep@ematerials.com with “Lee Materials Request” in the subject line.
The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.